EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 29, 2004


                          BonusAmerica Worldwide Corp.
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             (Exact name of registrant as specified in its charter)


          Nevada                     333-86982              75-3026459
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(State or other jurisdiction        (Commission          (IRS Employer
            of incorporation)        File Number)        Identification No.)



834 S. Broadway, 5th Floor, Los Angeles, CA 90014
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (213) 243-1503
                                                   ----------------------------

                              Longbow Mining Corp.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On December 29, 2004, Carson Kwong voluntarily resigned from his position as a director of the Company. There is no disagreement between the Company and Mr. Kwong relating to the Company's operations, policies, or practices. Mr. Kwong's letter of resignation is attached hereto as Exhibit 17.1.

         On December 29, 2004, the Board of Directors appointed Kam Chuen Lau to serve as a replacement director. The appointment of Mr. Lau was not based upon any prior understanding or arrangement. The Company is not a party to any related transactions with Mr. Lau and has not determined whether Mr. Lau will serve on any committees.

         Kam Chuen (KC) Lau currently serves as the Chief Financial Officer for Stanford International Holding Corporation, or Stanford, the beneficial owner of 57.9% of our issued and outstanding shares of common stock. Mr. Lau joined Stanford in 1991 and quickly gained senior leadership roles. At Stanford, Mr. Lau helped establish Stanford's guidelines and internal control measures and implemented risk management systems and procedures to protect the company's assets. Mr. Lau is also involved in Stanford's business development activities and assisted us in becoming a publicly traded company. Prior to joining Stanford, Mr. Lau served as a Financial Manager at Sime Darby Hong Kong Group, where he developed the company's accounting systems and strengthened its internal controls for two of its subsidiaries. Mr. Lau contributed to the group for fifteen years. Mr. Lau has worked in the financial and accounting field for more than thirty years. Mr. Lau received his Bachelor of Arts in Accounting with a minor in Business Administration from Hong Kong Baptist University in 1975.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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         Exhibit Number         Description
         ---------------------- -----------------------------------------------
         17.1                   Letter on director resignation, filed herewith.
         ---------------------- -----------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BONUSAMERICA WORLDWIDE CORP.

                                            By: /s/ Michael Mak
                                            -----------------------------------
                                            Name: Michael Mak
                                            Title: Chief Executive Officer

Dated: December 30, 2004